DELAWARE(SM)
INVESTMENTS
-----------                                         Delaware Tax-Free Money Fund

Money Market

2000 ANNUAL REPORT



[Money Market Fund Artwork]

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                            1

Financial Statements

  Statement of Net Assets                                         4

  Statement of Operations                                         6

  Statements of Changes in
  Net Assets                                                      7

  Financial Highlights                                            8

  Notes to Financial
  Statements                                                     10

  Report of Independent
  Auditors                                                       12
--------------------------------------------------------------------------------

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o   We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o   We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity                o High-yield bonds
    o Mid-cap equity                  o Investment grade bonds
    o Small-cap equity                o Municipal bonds (23 single-state funds)
    o International equity            o International fixed-income
    o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"AGAINST THE BACKDROP OF A BOOMING ECONOMY, U.S. COMPANIES REPORTED HISTORIC INCREASES IN EARNINGS DURING THE FUND'S FISCAL YEAR ENDED APRIL 30, 2000."

--------------------------------------------------------------------------------

June 12, 2000

Recap of Events - Against the backdrop of a booming economy, U.S. companies reported historic increases in earnings during the Fund's fiscal year ended April 30, 2000. Throughout the year, investors saw an impressive rise in equity markets and strong cash flows into money market funds, but also had to deal with a nervous bond market plagued by concerns over rising interest rates.

The nation's economic output, as measured by the Gross Domestic Product (GDP), continued to grow at a feverish pace. The GDP grew at a 7.3% annual rate in the fourth quarter 1999, after expanding at more than 4% a year during the past three years. During the Fund's fiscal year, low unemployment and high consumer spending helped fuel economic expansion, but also posed a serious threat of inflation (Source: Bloomberg).

Prompted by inflation concerns, the Fed reversed its laid back monetary policy and, in June of 1999, initiated the first of six interest rate increases. As of this writing, the federal funds rate - the rate banks charge each other on overnight loans - stands at 6.5%, its highest level since January, 1991.

Any changes in short-term interest rates directly affects a money market fund's income potential - in general, lower rates mean lower yields, and higher rates mean higher yields. Recognizing the change in the Fed's bias towards higher interest rates, the Portfolio Manager for Delaware Tax-Free Money Fund kept investments on the shorter end of the maturity spectrum (i.e., under six months) to position against future Fed interest rate hikes. As of April 30, 2000, the weighted average maturity of the Fund was 51 days. The Fund's weighted average maturity was slightly longer than its peer group due to the rolling over of certain tax-exempt commercial paper positions out 60-90 days during the months of March and April.

In the equity markets, the technology stocks of the Nasdaq Composite brushed off multiple Fed interest rate hikes from June, 1999 through February, 2000. On the other hand, the so-called "old economy" stocks of the Dow Jones Industrial Average and the Standard & Poor's 500 Index were not immune to rising interest rates and many of them, largely as a result of expected higher borrowing costs, posted negative returns over the last six months.

Beginning in late February, however, continued concerns over rising interest rates, potential inflation and high stock prices began to take their toll on all market sectors, leading to bouts of severe volatility. We believe money market funds provide a potential safe harbor during times of stock market turbulence.

{Money Market Artwork}

--------------------------------------------------------------------------------

As March and April arrived, more and more investors and leading investment authorities expressed concerns about lofty and arguably unsustainable technology stock valuations. This was particularly true of Internet companies that haven't yet recorded any actual earnings. Volatility dominated the markets in April, erasing the impressive year-to-date gains that many technology companies had registered through mid-March.

Delaware Tax-Free Money Fund provided a total return of +2.61% (Class A shares at net asset value with distributions reinvested), slightly lagging the current U.S. rate of inflation as shown on page 3. However, Delaware Tax-Free Money Fund's total return was tax-exempt from federal income taxes.*

We have strategically allocated the Fund's assets at both ends of the relatively short maturity spectrum of tax-free money market securities, rather than across the full range. The full spectrum ranges from zero to 397 days; however, the Fund's average maturity is always maintained at 90 days or less. When the curve steepens, we chose investments with six months to one year maturities to take advantage of the additional yield available. We balanced these longer positions with very short-term investments - those with maturities of one day to seven days. This helped protect principal and maintain liquidity.

Delaware Tax-Free Money Fund continues to seek a high level of current income, exempt from federal income tax, while preserving principal and maintaining liquidity. Although Delaware Tax-Free Money Fund is not designed for long-term investors, it has the potential to be a safer haven than some other investments and can be a valuable part of your diversified portfolio. For your longer-term needs, Delaware Investments offers a wide spectrum of both tax-advantaged and taxable investments, including equity and fixed-income mutual funds. For a prospectus of any mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments. Please read the prospectus carefully before you invest, as it contains more complete information on strategies, charges and expenses.

*A portion of the Fund's income may be subject to the alternative minimum tax
(AMT).

FUND BASICS
-----------

Fund Objectives
The Fund seeks to provide a high level of current income exempt from federal income tax, while preserving principal and maintaining liquidity.

Assets Under Management
$27.93 million

Number of Holdings
28

Fund Start Date
September 17, 1981

Your Fund Manager
Michael Buckley graduated cum laude from the University of Massachusetts with a bachelor's degree in environmental design and received a master's degree in Urban Planning from the University of Oregon. Prior to joining Delaware, he was a Vice President and Municipal Credit Analyst for T. Rowe Price Associates, Inc. Previously, he served as an Assistant Director for the Government Finance Research Center of the Government Finance Officers Association. He managed the Center's financial advisory business. He is a member of the National Federation of Municipal Analysts and past Treasurer of the Municipal Bond Club of Baltimore.

NASDAQ Symbol
Class A  DTFXX

CUSIP Number
Consultant Class  245911201

--------------------------------------------------------------------------------

Market Outlook - Despite the recent market turbulence, our economy is still growing in leaps and bounds. We believe the Fed, therefore, will continue to raise interest rates to control the rate of growth in GDP as a means to thwart wage and price inflation. We expect to see continued stock market volatility over the next few months as the Fed continues its efforts to slow economic growth. We intend to keep a watchful eye on the situation in the months ahead and position the Fund to benefit from a rising interest rate environment.

Thank you for your continued confidence in Delaware Investments. We look forward to reporting to you again next fall.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Average Annual Total Returns
For Periods Ended April 30, 2000                 One Year  Five Years    Ten Years    Lifetime
------------------------------------------------------------------------------------------------
Delaware Tax-Free Money Fund
   Class A (Est. 9/17/81)                         +2.61%      +2.71%       +2.81%      +3.89%
   Consultant Class (Est. 3/15/88)*               +2.61%      +2.71%       +2.81%      +3.86%
------------------------------------------------------------------------------------------------
U.S. Consumer Price Index                         +3.01%      +2.42%       +2.88%      +3.32%
------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of dividends. The U.S. Consumer Price Index is calculated by the U.S. government and represents the change in the price of goods and services for all urban consumers. Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met. Returns and yields fluctuate with market conditions. The Fund is neither insured nor guaranteed by the U.S. government. Past performance does not guarantee future results.

* Total return for Consultant Class Shares for the periods prior to March 15, 1988 is based on the performance of Class A shares.

Statement of Net Assets

Delaware Tax-Free Money Fund
----------------------------

                                                        Principal     Market
April 30, 2000                                           Amount       Value
--------------------------------------------------------------------------------
*Variable Rate Demand Notes - 52.30%
 Allegheny County, Pennsylvania Hospital
   Development Authority Revenue
   (Presbyterian University Health System) -
   Series D 5.15% 3/1/20 (SPA, First Union
   National Bank) (MBIA) ............................  $1,000,000  $1,000,000
 Chesapeake, Virginia Industrial
   Development Authority Revenue
   (Virginia Electric & Power Co.)
   4.00% 7/6/00 (LOC, Chase Manhattan
   Bank) ............................................   1,400,000   1,400,000
 Chester County, Pennsylvania Industrial
   Development Authority -
   Philadelphia Archdiocese
   6.05% 7/1/27 (LOC, First Union National
   Bank) ............................................     400,000     400,000
 District of Columbia - George Washington
   University - Series B 4.50% 9/15/29
   (LOC, Bank of America) (MBIA) (SPA) ..............     900,000     900,000
 Frederick County, Maryland Retirement
   Community Revenue
   (Buckingham's Choice Inc.) 5.20% 1/1/27
   (LOC, LaSalle National Bank) .....................   1,300,000   1,300,000
 Illinois Development Finance Authority -
   Pollution Control Revenue
   (Illinois Power Co) 5.10% 3/1/17
   (LOC, Morgan Guaranty Trust Company)
   (AMT) ............................................     600,000     600,000
 Maryland State Health & Higher
   Educational Facilities Authority
   (Greater Baltimore Medical Center)
   (Illinois Power Co.) 5.10% 7/1/25
   (SPA, First National Bank of Maryland
   Revenue) .........................................     900,000     900,000
 Mesa, Arizona Industrial Development
   Authority (Discovery Health) - Series B
   5.00% 1/1/29 (MBIA) (SPA, Chase
   Manhattan Bank) ..................................   1,200,000   1,200,000
 Montgomery County, Maryland Housing
   Opportunities Commission Multifamily
   Housing Revenue (Falkland Apartments)
   5.05% 8/1/15 .....................................   1,300,000   1,300,000
 Montgomery County, Pennsylvania Higher
   Education & Health Authority -
   (Philadelphia Geriatric Center) Series B
   5.25% 12/1/33 (LOC, Allied Irish Bank) ...........   1,100,000   1,100,000
 Montgomery County, Pennsylvania
   Industrial Development Authority
   Revenue - IKEA Property Project
   5.10% 4/1/04 (LOC, Morgan Guaranty
   Trust Company) ...................................   1,300,000   1,300,000

                                                        Principal     Market
                                                          Amount      Value
--------------------------------------------------------------------------------
*Variable Rate Demand Notes (continued)
 Northampton County, Pennsylvania Higher
  Education Authority Revenue -
  Lafayette College Project -
  Series B 5.15% 11/1/28
  (LOC, LandesBank Hessen-Thuringen) ...............   $  300,000  $  300,000
 Philadelphia, Pennsylvania Hospitals &
  Higher Education Facilities Authority -
  Philadelphia School -
  Series A-3 5.25% 3/1/19
  (LOC, First Union National Bank) .................      500,000     500,000
 Philadelphia, Pennsylvania Hospitals &
  Higher Education Authority -
  Temple East - Series B 5.25% 6/1/14
  (LOC, First Union National Bank) .................    1,300,000   1,300,000
 Pittsburgh, Pennsylvania Urban
  Redevelopment Authority (Wood Street
  Commons Project) 4.375% 12/1/16
  (LOC, Pittsburgh National Bank) (AMT) ............    1,105,000   1,105,000
                                                                   ----------
 Total Variable Rate Demand Notes ..................               14,605,000
                                                                   ----------
 Municipal Bonds - 22.73%
 Arizona State Transportation Board Excise
  Tax (Maricopa County Regional Area)
  4.50% 7/1/00 .....................................    1,500,000   1,501,578
 Bismark, North Dakota Sales Tax Revenue -
  Issue A 4.60% 10/1/00 (FSA) ......................    1,075,000   1,077,820
 Janesville, Wisconsin Promissory Notes -
  Series A 4.80% 6/1/00 (MBIA) .....................      365,000     365,257
 Maryland State Department of
  Transportation Revenue Refunding
  3.875% 6/15/00 ...................................      500,000     500,014
+Sarasota, Florida Water & Sewer Utility
  Revenue 6.50% 10/1/11-00 .........................    1,350,000   1,390,232
 Shelby County, Tennessee, Public
  Improvement General Obligation -
  Series A 5.00% 5/1/00
  (Escrowed to Maturity) ...........................      500,000     500,000
+Spokane, Washington General Obligation
  6.125% 1/1/11-00 .................................    1,000,000   1,012,083
                                                                   ----------
 Total Municipal Bonds .............................                6,346,984
                                                                   ----------
**Put Bonds - 5.01%
 +Oklahoma State Water Resources Board
    Loan Program Revenue 4.10% 9/1/32-00
    (SPA, Bayerische Landeseant) ...................    1,400,000   1,400,000
                                                                   ----------
  Total Put Bonds ..................................                1,400,000
                                                                   ----------

                                                         Principal    Market
Delaware Tax-Free Money Fund                               Amount     Value
--------------------------------------------------------------------------------
Commercial Paper - 19.69%
Converse County, Wyoming Pollution
 Control Revenue - Pacificorp Project
 3.95% 6/2/00 (LOC, Deutsche Bank) .................   $1,000,000  $ 1,000,000
Delaware County, Pennsylvania Industrial
 Development Authority Pollution Control
 Revenue (Philadelphia Electric Co.) -
 Series A 4.00% 7/14/00 (FGIC) .....................    1,400,000    1,400,000
District of Columbia - National Academy
 Of Sciences - Series B 4.00% 6/12/00
 (SPA, Nationsbank) (AMBAC) ........................    1,000,000    1,000,000
New York City Municipal Water Finance
 Authority 3.90% 5/12/00
 (LOC, LandesBank Hessen-Thuringen) ................      700,000      700,000
Sweetwater County, Wyoming
 Pollution Control - Pacificorp Project -
 Series 88-A 3.95% 7/6/00
 (LOC, Union Bank of Switzerland) ..................    1,400,000    1,400,000
                                                                    ----------
Total Commercial Paper .............................                 5,500,000
                                                                    ----------
Total Market Value of Securities - 99.73%
 (cost $27,851,984)++ ..............................               $27,851,984
Receivables and Other Assets Net
 of Liabilities - 0.27% ............................                    76,047
                                                                   -----------
Net Assets Applicable to 27,928,031
 Shares Outstanding - 100.00% ......................               $27,928,031
                                                                   -----------
Net Asset Value - Delaware Tax-Free Money
 Fund A Class ($26,741,908 /
 26,741,908 Shares) ................................                     $1.00
                                                                         -----
Net Asset Value - Delaware Tax-Free Money
 Fund Consultant Class ($1,186,123 /
 1,186,123 Shares) .................................                     $1.00
                                                                         -----
---------
 * The Maturity date shown is the longer of the next interest reset date or the date in which the principal amount can be recovered through demand.
** Put Bonds - Securities are variable rate and the maturity date shown is the same as the put date.
 + For Pre-Refunded Bonds the stated maturity is followed by the year in which each bond is pre-refunded.
++ Also the cost for federal income tax purposes.

AMBAC - Insured by the American Municipal Bond Assurance Indemnity Corporation
AMT   - Alternative Minimum Tax
FGIC  - Insured by the Financial Guaranty Insurance Company
FSA   - Insured by Financial Security Assurance
LOC   - Letter of Credit
MBIA  - Insured by the Municipal Bond Insurance Association
SPA   - Standby Purchase Agreement

                             See accompanying notes

Statement of Operations

Year Ended April 30, 2000                                        Delaware Tax-Free Money Fund
---------------------------------------------------------------------------------------------
Investment Income:
Interest ............................................................              $1,100,680

Expenses:
Management fees .....................................................    139,453
Dividend disbursing and transfer agent fees and expenses ............     46,043
Registration fees ...................................................     39,730
Reports and statements to shareholders ..............................     27,750
Professional fees ...................................................     21,530
Accounting and administration .......................................     12,428
Custodian fees ......................................................      8,187
Trustees' fees ......................................................      3,661
Taxes (other than taxes on income) ..................................      1,500
Other ...............................................................     11,088
                                                                         -------
                                                                                      311,370
Less expenses paid indirectly .......................................                  (5,598)
                                                                                   ----------
Total expenses ......................................................                 305,772

Net Investment Income ...............................................                 794,908
                                                                                   ----------

Net Increase in Net Assets Resulting from Operations ................              $  794,908
                                                                                   ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                     Delaware Tax-Free Money Fund
-------------------------------------------------------------------------------------------------
                                                                               Year Ended
                                                                        4/30/00         4/30/99

Increase in Net Assets from Operations:
Net investment income ...........................................    $   794,908     $   766,038
                                                                     ---------------------------
Dividends to Shareholders from:
  Net investment income:
  A Class .......................................................       (737,851)       (699,127)
  Consultant Class ..............................................        (57,057)        (66,911)
                                                                     ---------------------------
                                                                        (794,908)       (766,038)
                                                                     ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .......................................................     32,721,208      34,725,830
  Consultant Class ..............................................      7,546,096      16,825,418

Net asset value of shares issued upon reinvestment of dividends from net investment income:
  A Class .......................................................        698,214         668,055
  Consultant Class ..............................................         55,939          67,810
                                                                     ---------------------------
                                                                      41,021,457      52,287,113
                                                                     ---------------------------
Cost of shares repurchased:
  A Class .......................................................    (34,813,638)    (37,522,036)
  Consultant Class ..............................................     (7,788,449)    (20,093,243)
                                                                     ---------------------------
                                                                     (42,602,087)    (57,615,279)
                                                                     ---------------------------
Decrease in net assets derived from capital share transactions ..     (1,580,630)     (5,328,166)
                                                                     ---------------------------
Net Decrease in Net Assets ......................................     (1,580,630)     (5,328,166)

Net Assets:
Beginning of year ...............................................     29,508,661      34,836,827
                                                                     ---------------------------
End of year .....................................................    $27,928,031     $29,508,661
                                                                     ===========================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Tax-Free Money Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                           4/30/00     4/30/99     4/30/98     4/30/97      4/30/96
Net asset value, beginning of period ................................      $1.000      $1.000       $1.000      $1.000       $1.000

Income from investment operations:
  Net investment income .............................................       0.026       0.024        0.028       0.028        0.029
                                                                          ---------------------------------------------------------
  Total from investment operations ..................................       0.026       0.024        0.028       0.028        0.029
                                                                          ---------------------------------------------------------

Less dividends:
  Dividends from net investment income ..............................      (0.026)     (0.024)      (0.028)     (0.028)      (0.029)
                                                                          ---------------------------------------------------------
  Total dividends ...................................................      (0.026)     (0.024)      (0.028)     (0.028)      (0.029)
                                                                          ---------------------------------------------------------

Net asset value, end of period ......................................      $1.000      $1.000       $1.000      $1.000       $1.000
                                                                          ---------------------------------------------------------

Total return ........................................................       2.61%       2.40%        2.78%       2.79%        2.97%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................     $26,742     $28,136      $30,264     $32,659      $35,479
  Ratio of expenses to average net assets ...........................       0.99%       1.02%        0.91%       0.82%        0.90%
  Ratio of net investment income to average
    net assets ......................................................       2.59%       2.37%        2.75%       2.75%        2.95%

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows                                              Delaware Tax-Free Money Fund Consultant Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                           4/30/00    4/30/99      4/30/98     4/30/97      4/30/96
Net asset value, beginning of period ................................      $1.000      $1.000       $1.000      $1.000       $1.000

Income from investment operations:
  Net investment income .............................................       0.026       0.024        0.028       0.028        0.029
                                                                           --------------------------------------------------------
  Total from investment operations ..................................       0.026       0.024        0.028       0.028        0.029
                                                                           --------------------------------------------------------

Less dividends:
  Dividends from net investment income ..............................      (0.026)     (0.024)      (0.028)     (0.028)      (0.029)
                                                                           --------------------------------------------------------
  Total dividends ...................................................      (0.026)     (0.024)      (0.028)     (0.028)      (0.029)
                                                                           --------------------------------------------------------

Net asset value, end of period ......................................      $1.000      $1.000       $1.000      $1.000       $1.000
                                                                           --------------------------------------------------------

Total return ........................................................       2.61%       2.40%        2.78%       2.79%        2.97%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................      $1,186      $1,373       $4,573      $1,529       $1,452
  Ratio of expenses to average net assets ...........................       0.99%       1.02%        0.91%       0.82%        0.90%
  Ratio of net investment income to average
    net assets ......................................................       2.59%       2.37%        2.75%       2.75%        2.95%

                             See accompanying notes

Notes to Financial Statements

April 30, 2000
--------------------------------------------------------------------------------
Delaware Group Tax-Free Money Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware business trust and offers two classes of shares, the Delaware Tax-Free Money Fund Class A and the Delaware Tax-Free Money Fund Consultant Class. Neither class has a sales charge. The Fund's objective is to seek maximum current income, exempt from federal income tax, while preserving principal and maintaining liquidity. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00 per share.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation - Securities are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Realized gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $711 for the period ended April 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $4,887 for the period ended April 30, 2000. The expenses paid under the above arrangements are included in their respective expense caption on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the investment manager of the Fund, an annual fee which is calculated daily at the following rates: 0.45% on the first $500 million of average daily net assets, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on the average daily net assets in excess of $2.5 billion. On April 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $24,435.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. On April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $1,275.

Pursuant to the Distribution Agreement, the Consultant Class may pay Delaware Distributors, L.P. ("DDLP"), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Fund. Effective June 1, 1990, 12b-1 Plan payments to DDLP were suspended, but they may be reinstated in the future.

--------------------------------------------------------------------------------
3. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                         4/30/00       4/30/99
Shares sold:
  A Class .........................................    32,721,208    34,725,830
  Consultant Class ................................     7,546,096    16,825,418

Shares issued upon reinvestment of
  dividends from net investment income:
  A Class .........................................       698,214       668,055
  Consultant Class ................................        55,939        67,810
                                                      -----------   -----------
                                                       41,021,457    52,287,113
                                                      -----------   -----------

Shares repurchased:
  A Class .........................................   (34,813,638)  (37,522,036)
  Consultant Class ................................    (7,788,449)  (20,093,243)
                                                      -----------   -----------
                                                      (42,602,087)  (57,615,279)
                                                      -----------   -----------
Net decrease ......................................    (1,580,630)   (5,328,166)
                                                      -----------   -----------

4. Market and Credit Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment of their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market values may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.

5. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended April 30, 2000, the Fund designates as tax-exempt income distributions paid during the year as follows:

                                       (A)
                  Tax-Exempt                      Total Distributions
            Interest Distributions                    (Tax Basis)
            ----------------------                -------------------
                    100%                                 100%

------------------------
(A) is based on a percentage of the Fund's total distributions.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Tax-Free Money Fund

We have audited the accompanying statement of net assets of Delaware Tax-Free Money Fund (the "Fund") as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Free Money Fund at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 5, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                  International and Global            Tax-Exempt Income
  o Technology and                   o Emerging Markets Fund             o National High-Yield
     Innovation Fund                 o New Pacific Fund                     Municipal Bond Fund
  o Select Growth Fund               o Overseas Equity Fund              o Tax-Free USA Fund
  o Trend Fund                       o International Equity Fund         o Tax-Free Insured Fund
  o Growth Opportunities             o Global Equity Fund                o Tax-Free USA
     Fund*                           o Global Bond Fund                     Intermediate Fund
  o Small Cap Value Fund                                                 o State Tax-Free Funds**
  o U.S. Growth Fund               Current Income
  o Tax-Efficient Equity Fund        o Delchester Fund                 Stability of Principal
  o Social Awareness Fund            o High-Yield                        o Cash Reserve
                                        Opportunities Fund               o Tax-Free Money Fund
Total Return                         o Strategic Income Fund
  o Blue Chip Fund                   o Corporate Bond Fund             Asset Allocation
  o Devon Fund                       o Extended Duration                 o Foundation Funds
  o Growth and Income Fund              Bond Fund                           Growth Portfolio
  o Decatur Equity                   o American Government                  Balanced Portfolio
     Income Fund                        Bond Fund                           Income Portfolio
  o REIT Fund                        o U.S. Government
  o Balanced Fund                       Securities Fund
                                     o Limited-Term
                                        Government Fund


 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com


This annual report is for the information of Delaware Tax-Free Money Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free Money Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met. Yields fluctuate with market conditions. The Fund is neither insured nor guaranteed by the U.S. government.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                              Charles E. Peck                            Investment Manager
                                               Retired                                    Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                           International Affiliate
Philadelphia, PA                               Vice President and Treasurer               Delaware International Advisers Ltd.
                                               3M Corporation                             London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                            National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA
                                               AFFILIATED OFFICERS
David K. Downes                                                                           Shareholder Servicing, Dividend
President and Chief Executive Officer          Charles E. Haldeman, Jr.                   Disbursing and Transfer Agent
Delaware Investments Family of Funds           President and Chief Executive Officer      Delaware Service Company, Inc.
Philadelphia, PA                               Delaware Management Holdings, Inc.         Philadelphia, PA
                                               Philadelphia, PA
John H. Durham                                                                            1818 Market Street
Private Investor                               Richard J. Flannery                        Philadelphia, PA 19103-3682
Horsham, PA                                    Executive Vice President
                                               and General Counsel
Anthony D. Knerr                               Delaware Investments Family of Funds
Consultant, Anthony Knerr & Associates         Philadelphia, PA
New York, NY
                                               Bruce D. Barton
Ann R. Leven                                   President and Chief Executive Officer
Former Treasurer, National Gallery of Art      Delaware Distributors, L.P.
Washington, DC                                 Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



(3226)                                                        Printed in the USA
AR-006 [4/00] PPL 6/00                                                   (J5958)